Scudder
Massachusetts
Tax Free Fund

Annual Report
March 31, 1998

Pure No-Load(TM) Funds

For investors seeking double tax-free income, exempt from both Massachusetts state personal income tax and regular federal income tax.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                       Scudder Massachusetts Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception:  5/28/87  Total Net Assets as of       Ticker Symbol:  SCMAX
                             3/31/98: $373.9 million
--------------------------------------------------------------------------------

o As of March 31, 1998, Scudder Massachusetts Tax Free Fund's 30-day net annualized SEC yield was 4.19%, equivalent to a 7.88% taxable yield for Massachusetts investors subject to the 46.85% combined federal and state income tax rate.

o For its most recent fiscal year ended March 31, 1998, Scudder Massachusetts Tax Free Fund posted a total return of 9.82%, compared with the 9.98% average return of 56 similar funds tracked by Lipper Analytical Services. The Fund continues to hold the number one ranking for total return over the ten-year period ended March 31 as compiled by Lipper. Please see page 6 for additional information on the Fund's rankings.

o Scudder Massachusetts Tax Free Fund received a four-star rating from Morningstar, reflecting "above average" risk-adjusted performance through March 31, 1998.*

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:

 30-Day SEC Yield on March 31, 1998


BAR CHART DATA:

         Scudder             Taxable yield
      Massachusetts         needed to equal
      Tax Free Fund         the Fund's yield
 -----------------------------------------------
          4.19%                  7.88%
 -----------------------------------------------


                                Table of Contents

   3  Letter from the Fund's President    20  Notes to Financial Statements
   4  Performance Update                  23  Report of Independent Accountants
   5  Portfolio Summary                   24  Tax Information
   6  Portfolio Management Discussion     25  Shareholder Meeting Results
  10  Glossary of Investment Terms        28  Officers and Trustees
  11  Investment Portfolio                29  Investment Products and Services
  16  Financial Statements                30  Scudder Solutions
  19  Financial Highlights


* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three-year performance, four stars for five-year performance, and three stars for ten-year performance, and was rated among 1525, 782, and 345 municipal funds for the respective periods. Of the funds rated, 10% received five stars, 22.5% received four stars, and 35% received three stars. Past performance is no guarantee of future returns.


                    2 - Scudder Massachusetts Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you concerning Scudder Massachusetts Tax Free Fund's performance over its most recent fiscal year ended March 31, 1998. In addition to the Fund's four-star Morningstar rating as of March 31 (see page 2), the Fund continues to hold the number one ranking for total return among Massachusetts tax-free funds over the ten-year period ended March 31, 1998. Please read the portfolio management discussion beginning on page 6 for more information about the Fund's performance, investment environment, and outlook.

     More good news -- Massachusetts' economic revival continues unabated. The Commonwealth's unemployment level is at a nine-year low, per capita income is significantly higher than the national average, and officials project a large budget surplus for the 1998 fiscal year. Please read the "Massachusetts Update" on page 6 for additional details.

     For those of you interested in new Scudder products, we recently introduced three industry sector funds as a part of our Choice Series: Scudder Financial Services Fund, which seeks long-term growth by investing in financial services companies in the U.S. and abroad; Scudder Health Care Fund, which seeks long-term growth from health care companies located around the world; and Scudder Technology Fund, which pursues long-term growth by investing in companies that develop, produce, or distribute technology. In addition, April 6, 1998, marked the debut of our newest entrant in the growth and income category:
Scudder Real Estate Investment Fund, investing in equity securities of companies in the real estate industry. Please see page 28 for more information on Scudder products and services.

     Lastly, at the start of 1998 the Fund's investment adviser changed its name to Scudder Kemper Investments, Inc., from Scudder, Stevens & Clark, Inc., pursuant to the acquisition of a majority interest in Scudder, Stevens & Clark by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc.

     As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Page 29 provides more information on how to contact Scudder. Thank you for choosing Scudder Massachusetts Tax Free Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President
     Scudder Massachusetts Tax Free Fund

                    3 - Scudder Massachusetts Tax Free Fund

PERFORMANCE UPDATE as of March 31, 1998
-------------------------------------------
Fund Index Comparisons
-------------------------------------------
                            Total Return
-------------------------------------------
Period Ended  Growth of             Average
3/31/98        $10,000  Cumulative  Annual
-------------------------------------------
Scudder Massachusetts Tax Free Fund
-------------------------------------------
1 Year         $10,982     9.82%     9.82%
5 Year         $13,908    39.08%     6.82%
10 Year        $22,587   125.87%     8.49%
-------------------------------------------
Lehman Brothers Municipal Bond Index
-------------------------------------------
1 Year         $11,073    10.73%    10.73%
5 Year         $13,911    39.11%     6.82%
10 Year        $22,289   122.89%     8.34%

-------------------------------------------
Growth of a $10,000 Investment
-------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended March 31

Scudder Massachusetts
Tax Free Fund
Year           Amount
---------------------
'88           $10,000
'89           $10,949
'90           $11,813
'91           $12,829
'92           $14,172
'93           $16,240
'94           $16,788
'95           $18,024
'96           $19,516
'97           $20,567
'98           $22,587

Lehman Brothers Municipal
Bond Index
Year           Amount
---------------------
'88           $10,000
'89           $10,719
'90           $11,851
'91           $12,943
'92           $14,238
'93           $16,022
'94           $16,393
'95           $17,611
'96           $19,088
'97           $20,129
'98           $22,289

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------
A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.


                           Yearly periods ended March 31

                       1989    1990    1991    1992    1993    1994    1995    1996    1997    1998
                     --------------------------------------------------------------------------------
Net Asset Value      $12.23  $12.25  $12.44  $12.81  $13.61  $13.16  $13.33  $13.70  $13.72  $14.34
Income Dividends     $  .88  $  .82  $  .83  $  .81  $  .84  $  .81  $  .74  $  .72  $  .70  $  .70
Capital Gains and
Other Distributions  $  .20  $  .11  $   --  $  .09  $  .16  $  .12  $  .01  $   --  $   --  $   --
Fund Total
Return (%)             9.50    7.89    8.60   10.46   14.59    3.37    7.37    8.28    5.39    9.82
Index Total
Return (%)             7.21   10.56    9.22   10.02   12.52    2.32    7.43    8.38    5.45   10.73

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the five year, and ten year periods would have been lower.

                     4 - Scudder Massachusetts Tax Free Fund

PORTFOLIO SUMMARY as of March 31, 1998
---------------------------------
Diversification
---------------------------------
Hospital/Health               21%
General Obligation            18%
Higher Education              12%
Water/Sewer Revenue           11%
Housing Finance Authority     10%
Electric Utility Revenue       8%
Other Gneral Obligation/Lease  5%
Port/Airport Revenue           4%
Miscellaneous Municipal       11%
---------------------------------
                             100%
---------------------------------

The Fund continues to invest in a
broad selection of Massachusetts
municipal bonds.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Quality
------------------------------
AAA                        40%
AA                          4%
A                          42%
BBB                         9%
BB                          2%
Not Rated                   3%
------------------------------
                          100%
------------------------------

Weighted average quality: AA

Overall portfolio quality remains
high, with over 80% of portfolio
securities rated A or better as of
March 31.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

------------------------------
Effective Maturity
------------------------------
Less than 1 year            1%
1-5 years                  26%
5-10 years                 30%
10-15 years                33%
15 years or greater        10%
------------------------------
                          100%
------------------------------

Weighted average effective maturity: 8.95 years

Our continuing goal is to have an
average effective maturity similar
to that of the Lehman Brothers
Municipal Bond Index, the Fund's
benchmark, but with a superior,
call-protected structure.

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

For more complete details about the Fund's investment portfolio, see page 11.

                     5 - Scudder Massachusetts Tax Free Fund

                         Portfolio Management Discussion
Dear Shareholders,

For its most recent fiscal year ended March 31, 1998, Scudder Massachusetts Tax Free Fund posted a solid total return as interest rates continued a slow and steady decline against a backdrop of low inflation and healthy economic growth. The Fund's 9.82% total return for the period consisted of a $0.62 increase in net asset value to $14.34 and income distributions of $0.70 per share. This return was in keeping with the 9.98% average of 56 similar funds tracked by Lipper over the 12-month period. In addition, the Fund ranked number one in total return among its peers for the ten-year period ended March 31, 1998.

                              Massachusetts Update

Massachusetts is maximizing the benefits of the steady growth the national economy is experiencing. The Commonwealth's economic indicators are positive, revenues continue to exceed projections, and unemployment is at its lowest level since 1989. The Commonwealth projects that it will finish its 1998 fiscal year with an operating surplus of $800 million, or 7% of revenues. Massachusetts' personal income tax, which represents 30% of General Fund revenues, is the primary revenue source funding the surplus.

At the root of the Commonwealth's fiscal health is a strong job market. Job growth in the services sector was the principal factor in bringing the unemployment rate down to 3.3% versus the national average of 4.6% in February 1998. Massachusetts' per capita income in 1996 was $29,439 -- 22% higher than the national average. The Commonwealth's debt levels are high, but manageable, given its high wealth levels. Overall, we continue to view Massachusetts' credit trend as improving.


 Scudder Massachusetts Tax Free Fund:
 Superior Long-Term Performance
 (Average annual returns for periods ended March 31, 1998)
 ---------------------------------------------------------

               Scudder
            Massachusetts                       Number
              Tax Free     Lipper                 of
 Period      Fund return   average  Rank         Funds
 ------      -----------   -------  ----         -----

 1 Year          9.82%      9.98%    33    of     56

 3 Years         7.81       7.34     8     of     49

 5 Years         6.82       6.14     2     of     26

 10 Years        8.49       7.85     1     of     16

Past performance does not guarantee future results.



                         Steady Growth and Low Inflation

The long-running U.S. economic scenario of moderate growth and low inflation forges on. Asia, expected by many to export its way out of economic crisis and in doing so derail U.S. growth, has so far increased exports only modestly. At the same time, the U.S. bond market has benefited from Federal Reserve inaction on interest rates, falling commodity prices, mixed economic statistics, and portfolio rebalancing by investors who have acted to reduce the overweighting of stocks in their portfolios. Moreover, the municipal bond market has enjoyed its first significant increase in investor interest in four years. During the Fund's


                    6 - Scudder Massachusetts Tax Free Fund

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART TITLE:

Municipal Yields Compared with Inflation
March 31, 1995 - March 31, 1998

LINE CHART DATA:
                                   10-year
                   CPI         municipal bonds
 ----------------------------------------------
 3/95              2.73             4.65

                   2.90             5.00

                   2.95             5.15

 1/96              2.99             5.00

                   3.04             4.85

                   2.50             5.10

                   2.23             4.75

 1/97              2.08             4.50

                   1.84             4.60

                   1.60             4.20

                   1.40             4.30

 3/98              1.40             4.50
 ----------------------------------------------

(Chart indicates a 3.10% spread between the 10-year municipal bonds at 4.50% (3/98) and the CPI at 1.40% (3/98).)

Municipal yields represented by 10-year, AAA-rated municipal bonds.

Inflation represented by CPI (Consumer Price Index).

Sources:  Salomon Brothers; Datastream
----------



most recent fiscal year, yields of 10-year Treasury bonds declined 1.3 percentage points and their prices rose 9.3%, while yields of comparable municipal bonds declined almost three quarters of a percentage point and their prices increased 5.2%.

It's important to note that in the current environment of lower municipal bond yields, "real" interest rates -- interest rates minus increases in the CPI, a recognized barometer of inflation -- have rarely been higher. Real interest rates depict the level of income bondholders actually earn, taking into account the erosion in value of their principal from inflation. The chart above illustrates the widening gap between yield levels and inflation since March 1995.

                        Noncallable Bonds Remain a Focus

As a means of locking in a substantial income stream for Scudder Massachusetts Tax Free Fund over time, we continue to emphasize 10- to 20-year noncallable bonds. As of March 31, over 40% of the Fund's securities had maturities in this range. During the Fund's most recent fiscal year, we sold bonds with weaker call protection and purchased additional noncallable bonds that were attractively priced. We also continue to look for opportunities to add high-yielding BBB-rated and non-rated bonds to the portfolio. Higher yielding bonds, while carrying some additional credit risk, generally exhibit less interest rate sensitivity than municipal bonds rated A or above. Overall, the Fund held 16% of bonds in the BBB-rated and nonrated categories as of the end of March. (For a summary of the Fund's quality, diversification, and maturity structure, see page 5.) Lastly, our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, the Fund's benchmark, but with a superior, call-protected structure. As of March 31, the Fund's average effective maturity was approximately 9 years.

Overall portfolio quality remains high, with 83% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of Massachusetts municipal bonds, including hospital/health, general obligation, and higher education bonds.

Over the long term, we seek to provide a competitive level of federal and state


                     7 - Scudder Massachusetts Tax Free Fund
tax-exempt income for Fund investors -- with total return as an additional objective -- by concentrating on three broad categories of Massachusetts municipal bonds:

o Noncallable bonds, which an issuer cannot redeem before the maturity date. When interest rates fall, bond issuers tend to reduce their borrowing expenses by redeeming existing "callable" bonds and issuing new securities that pay lower interest rates. Noncallable bonds provide a relatively stable stream of income and solid price appreciation potential over time. As of March 31, 46% of bonds the Fund held were noncallable.

o Steeply discounted callable bonds, which are unlikely to be subject to early redemption at par value by their issuers.

o "Cushion" bonds. We balance the Fund's long maturity bonds by purchasing so-called cushion bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer in a relatively short time.

                                     Outlook

In the words of Federal Reserve Chairman Greenspan, the U.S. economy delivered "exemplary performance" in 1997, with real GNP growth of 3.8%. We believe this level of growth will be difficult to maintain in 1998 because of two current drags on the economy -- burdensome consumer debt, and a high level of corporate write-offs -- and one that still looms -- possible economic fallout from Asia's troubles. Any slowdown from current levels of growth would provide a basis for a sustained decline in interest rates and favorable bond market performance. At


                    8 - Scudder Massachusetts Tax Free Fund
the same time, we believe that the Fed will stand ready to raise interest rates at the first sign of runaway growth.

We will continue our focus on 10-20 year noncallable municipal bonds as we seek to boost yield and achieve attractive long-term returns for our investors. At the same time, we will attempt to limit volatility by maintaining a neutral average maturity and high overall credit quality as we pursue double-tax-free income and competitive total return for Scudder Massachusetts Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon      /s/Kathleen A. Meany

Philip G. Condon         Kathleen A. Meany


                              Scudder Massachusetts
                                 Tax Free Fund:
                          A Team Approach to Investing

  Scudder Massachusetts Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. ("the Adviser") professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.


  Philip G. Condon, Lead Portfolio Manager of the Fund, joined the Adviser in 1983 and has 18 years of experience in municipal investing and portfolio management. Mr. Condon has had responsibility for Scudder Massachusetts Tax Free Fund since 1989. Kathleen A. Meany, Portfolio Manager of the Fund, has worked on Scudder Massachusetts Tax Free Fund since 1988. Ms. Meany joined the Adviser in 1988 and has 21 years of municipal investment and portfolio management experience.


                     9 - Scudder Massachusetts Tax Free Fund

                          Glossary of Investment Terms


 BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

 GENERAL OBLIGATION BOND          A municipal bond backed by the "full faith
                                  and credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 MUNICIPAL BOND                   An interest-bearing debt security issued by a
                                  state or local government entity.

 NET ASSET VALUE (NAV)            The price per share of a mutual fund based on
                                  the sum of the market value of all the
                                  securities owned by the fund divided by the number of outstanding shares.

 TAXABLE EQUIVALENT YIELD         The level of yield a fully taxable instrument
                                  would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 30-DAY SEC YIELD                 The standard yield reference for bond funds,
                                  based on a formula prescribed by the SEC.
                                  This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                    10 - Scudder Massachusetts Tax Free Fund

                                Investment Portfolio as of March 31, 1998


                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 100.0%
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts
Boston, MA, General Obligation, Series A, 6.5%, 7/1/12 (c) ....................   2,320,000          AAA             2,540,609
Boston, MA, Industrial Development Authority, Springhouse Project, 9.25%,
  7/1/25 ......................................................................   2,000,000          NR              2,499,600
Chicopee, MA, Electric Revenue, ETM, 7.125%, 1/1/17** .........................   1,210,000          AAA             1,473,974
Easton, MA, General Obligation, Series 1997, 5%, 10/1/17 (c) ..................   1,205,000          AAA             1,185,841
Haverhill, MA, Unlimited Tax, General Obligation, Series A, 7%, 6/15/12 (c) ...     600,000          AAA               675,414
Holyoke, MA, General Obligation, Series 1996A, 6%, 6/15/09 (c) ................   1,560,000          AAA             1,698,388
Mashpee, MA, General Obligation:
  Series 1997, 5.125%, 2/1/11 (c) .............................................   1,025,000          AAA             1,053,905
  Series 1997, 5.35%, 2/1/12 (c) ..............................................   1,525,000          AAA             1,590,697
Massachusetts Bay Transportation Authority:
  Certificates of Participation, 7.75%, 1/15/06 ...............................   1,000,000          A               1,169,880
  General Transportation System:
   Series A, 5.4%, 3/1/07 .....................................................   8,325,000          A               8,863,711
   Series A, 5.5%, 3/1/09 .....................................................   1,000,000          A               1,072,970
   Series A, 5.5%, 3/1/12 .....................................................   3,000,000          A               3,211,260
   Series B, 6.2%, 3/1/16 .....................................................   2,100,000          A               2,406,663
   Series C, 6.1%, 3/1/13 .....................................................   1,250,000          A               1,403,125
Massachusetts General Obligation:
  Consolidated Loan, Series A, 7.5%, 6/1/04 ...................................  12,400,000          A              14,244,004
  Hynes Convention Center, Zero Coupon, 9/1/04 ................................   2,000,000          A               1,516,480
  Series 96A, 6%, 11/1/10 .....................................................  10,000,000          A              11,234,000
  Series A, ETM, 6.5%, 6/1/08** ...............................................   3,170,000          AAA             3,481,389
  Series A, 6.5%, 6/1/08 ......................................................     330,000          A                 361,885
  Series B, 6.5%, 8/1/08 ......................................................   5,400,000          A               6,313,464
  Series C, Zero Coupon, 12/1/04 ..............................................   8,415,000          A               6,312,092
Massachusetts Health & Educational Facilities Authority:
  Anna Jaques Hospital, Series B, 6.875%, 10/1/12 .............................   2,000,000          BBB             2,163,380
  Berkshire Health System, Series D, 5.6%, 10/1/08 (c) ........................   1,760,000          AAA             1,904,954
  Boston College, Series 1993K, 5.25%, 6/1/09 .................................   2,880,000          A               3,031,574
  Charlton Memorial Hospital, Series B, 7.25%, 7/1/07 .........................  10,000,000          A              11,114,000
  Community College Program, Series A, 6.5%, 10/1/09 (c) ......................   1,000,000          AAA             1,113,060

    The accompanying notes are an integral part of the financial statements.


                    11 - Scudder Massachusetts Tax Free Fund


                                                                                            Credit
                                                                          Principal        Rating (b)         Market
                                                                         Amount ($)        (Unaudited)       Value ($)
-----------------------------------------------------------------------------------------------------------------------------
Cooley Dickenson Hospital Inc.:
 Series B, 5.25%, 11/15/10 (c) ........................................  2,005,000          AAA             2,078,463
 Prerefunded 5/15/03, 7.125%, 11/15/18* ...............................  2,035,000          AAA             2,287,767
Deaconess Hospital, Series B, 6.625%, 4/1/12 (c) ......................  2,000,000          AAA             2,213,100
Hallmark Health System, Series 1997A, 5%, 7/1/11 (c) ..................  1,750,000          AAA             1,751,453
Lowell General Hospital, Series 1996B, 5.2%, 6/1/10 (c) ...............  1,180,000          AAA             1,226,150
Massachusetts General Hospital, Series F, 6.25%, 7/1/12 (c) ...........  5,000,000          AAA             5,670,000
Medical Academic & Scientific, Series B, 6.5%, 1/1/09 .................  5,000,000          AAA             5,484,300
Medical Center of Central Massachusetts, Series A, 7%, 7/1/12 (c) .....  3,600,000          AAA             3,925,548
Melrose-Wakefield, Series 1996C, 6%, 7/1/12 ...........................  1,000,000          NR              1,080,000
Milford-Whitinsville Regional, Series 1998C, 5.75%, 7/15/13 ...........  1,750,000          BBB             1,830,780
Newton-Wellesley Hospital:
 Series E, 5.9%, 7/1/11 (c) ...........................................  3,015,000          AAA             3,266,662
 Series 1997G, 6%, 7/1/12 (c) .........................................  1,000,000          AAA             1,093,720
North Adams Regional Hospital, Series C, 6.625%, 7/1/18 ...............  1,560,000          BBB             1,690,572
Northeastern University:
 Series E, 6.4%, 10/1/07 (c) ..........................................  1,000,000          AAA             1,100,740
 Series E, 6.5%, 10/1/12 (c) ..........................................    450,000          AAA               494,631
Partners Healthcare, Series 1997A, 5.25%, 7/1/13 (c) ..................  2,000,000          AAA             2,021,860
South Shore Hospital, 6.5%, 7/1/10 (c) ................................  2,500,000          AAA             2,722,475
Southcoast Health System:
 Series 1998A, 5.5%, 7/1/10 (c) .......................................  1,570,000          AAA             1,664,797
 Series 1998A, 5%, 7/1/18 (c) .........................................  3,725,000          AAA             3,609,413
St. Luke's Hospital New Bedford, Series C, Yield Curve Notes, 7.32%,
   8/15/10 (c)*** .....................................................  3,400,000          AAA             3,829,250
Stonehill College, Series E, 6.55%, 7/1/12 (c) ........................  5,000,000          AAA             5,485,050
Suffolk University, Series 1996C, 5.65%, 7/1/11 (c) ...................  1,045,000          AAA             1,107,825
Tufts University, Series C, 7.4%, 8/1/18 ..............................    530,000          A                 547,013
Massachusetts Housing Finance Project Refunding Revenue:
  Residential Development, Series C, 6.875%, 11/15/11 ................. 15,250,000          AAA            16,598,704
  Series A, 6.3%, 10/1/13 .............................................  7,000,000          A               7,430,150
  Series A, 6.375%, 4/1/21 ............................................  3,905,000          A               4,138,480
  Series B, 6.05%, 12/1/09 (c) ........................................  3,000,000          AAA             3,092,880
  Single-Family Housing Revenue, Series 44, 5.9%, 12/1/13 .............  3,000,000          AA              3,126,900

    The accompanying notes are an integral part of the financial statements.


                    12 - Scudder Massachusetts Tax Free Fund


                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts Industrial Finance Agency:
  Assisted Living Facilities Revenue, TNG Marina Bay LLC Project, Series 1997,
     7.5%, 12/1/27 ............................................................   1,000,000          NR              1,012,080
  Babson College, Series 1997A, 5.375%, 10/1/17 ...............................   1,700,000          A               1,728,458
  College of the Holy Cross:
   Issue II, 6.375%, 11/1/09 ..................................................   1,000,000          AAA             1,105,870
   Series 1996, 5.25%, 3/1/09 (c) .............................................   1,190,000          AAA             1,247,132
   Series 1996, 5.5%, 3/1/16 (c) ..............................................   5,000,000          AAA             5,189,400
  Concord Academy, Series 1997, 5.45%, 9/1/17 .................................   1,205,000          BBB             1,204,940
  Dana Hall School, Series 1997A, 5.7%, 7/1/13 ................................   1,000,000          BBB             1,048,520
  Deerfield Academy, 5.125%, 10/1/17 ..........................................   1,520,000          AAA             1,511,655
  Dexter School Project, Series 1997, 5.4%, 5/1/13 (c) ........................   1,000,000          AAA             1,034,540
  East Boston Neighborhood, Series 1996, 7.625%, 7/1/26 .......................   2,750,000          BB              2,869,295
  Edgewood Retirement Community, Series A, 9%, 11/15/25 .......................   1,650,000          NR              2,038,262
  First Mortgage, Evanswood Bethzatha, Series A, 7.875%, 1/15/20 ..............   1,000,000          NR              1,076,180
  Massachusetts Biomedical Research Corp.:
   Series A, Zero Coupon, 8/1/00 ..............................................   2,860,000          A               2,600,398
   Series A, Zero Coupon, 8/1/01 ..............................................   3,650,000          A               3,170,500
   Series A, Zero Coupon, 8/1/02 ..............................................   3,650,000          A               3,026,471
  Merrimack College:
   Series 1997, 5%, 7/1/11 (c) ................................................   1,490,000          AAA             1,509,087
   Series 1997, 5%, 7/1/12 (c) ................................................   1,560,000          AAA             1,566,552
   Series 1997, 5%, 7/1/17 (c) ................................................   1,000,000          AAA               981,740
  Nantucket Electric AMT:
   Series 1996A, 5.75%, 7/1/08 (c) ............................................   1,400,000          AAA             1,516,004
   Series 1996A, 5.75%, 7/1/09 (c) ............................................   1,400,000          AAA             1,501,878
   Series 1996A, 5.875%, 7/1/17 (c) ...........................................   2,000,000          AAA             2,118,260
  Pollution Control Revenue:
   Boston Edison Company, Series A, 5.75%, 2/1/14 .............................   2,000,000          BBB             2,069,880
   Eastern Edison Company Project, 5.875%, 8/1/08 .............................   4,750,000          BBB             4,921,095
  Provider Lease Program, Series A-1, 8.4%, 7/15/08 ...........................   1,805,000          NR              1,818,014
  Resource Recovery, North Andover Solid Waste, Series A, 6.3%, 7/1/05 ........   6,500,000          BBB             7,039,955
  Solid Waste Disposal, Peabody Monofil Project, 9%, 9/1/05 ...................   2,905,000          NR              3,193,263
  Sturdy Memorial Hospital, 7.9%, 6/1/09 ......................................   1,735,000          BBB             1,828,985
  Worcester Polytechnical Institute:
   Series 1997, 5%, 9/1/10 (c) ................................................   1,645,000          AAA             1,682,309

    The accompanying notes are an integral part of the financial statements.


                    13 - Scudder Massachusetts Tax Free Fund

                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
   Series 1997 II, 5.125%, 9/1/11 (c) ..........................................  1,300,000          AAA             1,331,122
   Series 1997 II, 5.125%, 9/1/16 (c) ..........................................  2,600,000          AAA             2,595,580
Massachusetts Municipal Wholesale Electric Company, Power Supply System Revenue:
  Series A, 6.75%, 7/1/06 ......................................................  2,855,000          BBB             3,111,979
  Series A, 5.1%, 7/1/08 (c) ...................................................    840,000          AAA               876,750
  Series B, 6.75%, 7/1/08 ......................................................  9,000,000          BBB             9,824,670
  Series B, 4.95%, 7/1/09 (c) ..................................................  1,575,000          AAA             1,593,050
  Series C, 6.625%, 7/1/10 .....................................................  1,000,000          BBB             1,079,240
  Series C, 6.625%, 7/1/10 (c) .................................................  3,500,000          AAA             3,849,580
Massachusetts Port Authority Revenue:
  Series 1997A, 5.125%, 7/1/16 .................................................  3,500,000          AA              3,493,945
  Series 1998A, 5.75%, 7/1/10 ..................................................  2,000,000          AA              2,195,680
  Series 1998A, 5.75%, 7/1/12 ..................................................  2,350,000          AA              2,578,303
  Series 1998A, 5.5%, 7/1/15 ...................................................  2,670,000          AA              2,788,468
  Series 1998A, 5.5%, 7/1/16 ...................................................  1,650,000          AA              1,718,607
  Special Facilities USAir Project, Series 1996A, 5.75%, 9/1/16 (c)               1,000,000          AAA             1,051,150
  Tax Exempt Receipts, ETM, Zero Coupon until 7/1/03 then 13%, 7/1/13**           1,000,000          AAA             1,047,950
Massachusetts Special Obligation Revenue, Series 1996A, 5.5%, 6/1/11 (c)          5,000,000          AAA             5,278,150
Massachusetts Turnpike Authority, Metropolitan Highway System:
  Series 1997A, 5%, 1/1/10 .....................................................  2,000,000          A               2,023,080
  Series 1997A, 5%, 1/1/11 .....................................................  3,000,000          A               3,009,690
Massachusetts Water Pollution Abatement Trust, Pooled Loan Program:
  Series 2, 5.625%, 2/1/10 .....................................................  2,820,000          AAA             3,010,801
  Series 2, 5.7%, 2/1/15 .......................................................  1,150,000          AAA             1,213,549
Massachusetts Water Resource Authority:
  Series A, 6.5%, 7/15/09 ...................................................... 15,000,000          A              17,573,250
  Series A, 6.5%, 7/15/19 ......................................................  3,000,000          A               3,558,810
  Series B, 6%, 11/1/08 ........................................................  5,785,000          A               6,217,429
  General Revenue, Series A, 5.5%, 8/1/13 (c) ..................................  1,445,000          AAA             1,548,924
  General Revenue, Series A, 5.5%, 8/1/14 (c) ..................................  1,745,000          AAA             1,865,702
  General Revenue, Series C, 5.25%, 12/1/08 ....................................  2,705,000          A               2,847,067
  General Revenue, Series C, 5.25%, 12/1/15 ....................................  4,030,000          A               4,146,991
Nantucket, MA, General Obligation:
  6.8%, 12/1/11 ................................................................  1,000,000          AAA             1,107,490
  Series 1997, 5%, 7/15/17 (c) .................................................  2,710,000          AAA             2,660,461

    The accompanying notes are an integral part of the financial statements.


                    14 - Scudder Massachusetts Tax Free Fund


                                                                                                       Credit
                                                                                     Principal        Rating (b)         Market
                                                                                    Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------------
New England Educational Loan Marketing Corporation, Massachusetts Student Loan
  Revenue, 5.7%, 7/1/05 ........................................................      6,250,000          A               6,563,188
North Attleboro, MA, General Obligation, Series 1997, 5%, 3/1/11 (c) ...........      1,120,000          AAA             1,136,038
Somerville, MA, General Obligation, Series 1997, 5.25%, 2/15/12 (c) ............      1,180,000          AAA             1,215,424
Springfield, MA, General Obligation:
  5%, 9/1/09 ...................................................................      1,000,000          AAA             1,028,010
  Series 1996, 5.3%, 8/1/11 (c) ................................................      1,250,000          AAA             1,295,000
University of Massachusetts, Building Authority Revenue:
  Series B, 6.625%, 5/1/09 .....................................................      2,415,000          A               2,832,336
  Series B, 6.625%, 5/1/10 .....................................................      2,575,000          A               3,037,032
  Series B, 6.75%, 5/1/11 ......................................................      2,745,000          A               3,284,200
  Series B, 6.875%, 5/1/14 .....................................................      1,300,000          A               1,567,124
Worcester, MA, General Obligation:
  Prerefunded 5/15/02, 6.9%, 5/15/05 (c)* ......................................      1,850,000          AAA             2,072,666
  Prerefunded 5/15/06, 6.9%, 5/15/06 (c)* ......................................      1,500,000          AAA             1,680,540
Puerto Rico
Puerto Rico Highway and Transportation Authority, Highway Revenue, Series 1996 Y,
  6.25%, 7/1/14 ................................................................      2,000,000          A               2,278,120
------------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $341,585,927)                                                              369,002,871
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $341,585,927) (a)                                                           369,002,871
------------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $341,585,927. At March 31, 1998, net unrealized appreciation for all securities based on tax cost was $27,416,944. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $27,649,806 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $232,862.

(b) All of the securities held have been determined by the Adviser to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities.

(c)   Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.

* Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of March 31, 1998.

    The accompanying notes are an integral part of the financial statements.


                    15 - Scudder Massachusetts Tax Free Fund

                                           Financial Statements

                                   Statement of Assets and Liabilities
                                           as of March 31, 1998

 Assets
 ----------------------------------------------------------------------------------------------------------------------------

                  Investments, at market (identified cost $341,585,927) .............        $ 369,002,871
                  Cash ..............................................................              149,970
                  Interest receivable ...............................................            5,603,698
                  Receivable for Fund shares sold ...................................              217,649
                  Other assets ......................................................                4,969
                                                                                             ----------------
                  Total assets ......................................................          374,979,157
 Liabilities
 ----------------------------------------------------------------------------------------------------------------------------
                  Payable for Fund shares redeemed ..................................              177,662
                  Dividends payable .................................................              619,137
                  Accrued management fee ............................................              186,239
                  Other payables and accrued expenses ...............................               90,293
                                                                                             ----------------
                  Total liabilities .................................................            1,073,331
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 373,905,826
                  -------------------------------------------------------------------------------------------
 Net Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Net unrealized appreciation (depreciation) on investments .........           27,416,944
                  Accumulated net realized loss .....................................           (2,165,561)
                  Paid-in capital ...................................................          348,654,443
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $ 373,905,826
                  -------------------------------------------------------------------------------------------
 Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                     ($373,905,826 / 26,075,571 outstanding shares of beneficial
                     interest, $.01 par value, unlimited number of shares                    ----------------
                     authorized)                                                                    $14.34
                                                                                             ----------------

    The accompanying notes are an integral part of the financial statements.


                    16 - Scudder Massachusetts Tax Free Fund


                                         Statement of Operations
                                        year ended March 31, 1998

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Interest ..........................................................        $  20,136,913
                                                                                             ----------------
                  Expenses:
                  Management fee ....................................................            2,110,713
                  Services to shareholders ..........................................              271,743
                  Custodian and accounting fees .....................................              113,710
                  Trustees' fees and expenses .......................................               24,368
                  Reports to shareholders ...........................................               43,721
                  Auditing ..........................................................               42,407
                  Legal .............................................................               18,135
                  Other .............................................................               48,212
                                                                                             ----------------
                                                                                                 2,673,009
                  -------------------------------------------------------------------------------------------
                  Net investment income                                                         17,463,904
                  -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments .......................................................            1,468,337
                  Futures ...........................................................              (29,483)
                                                                                             ----------------
                                                                                                 1,438,854
                                                                                             ----------------
                  Net unrealized appreciation (depreciation) during the period on:
                  Investments .......................................................           13,674,586
                  Futures ...........................................................               48,023
                                                                                             ----------------
                                                                                                13,722,609
                  -------------------------------------------------------------------------------------------
                  Net gain (loss) on investments transactions                                   15,161,463
                  -------------------------------------------------------------------------------------------

                  -------------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations            $  32,625,367
                  -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    17 - Scudder Massachusetts Tax Free Fund

                       Statements of Changes in Net Assets


                                                                                  Years Ended March 31,
 Increase (Decrease) in Net Assets                                                1998              1997
 ---------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income ...................................... $ 17,463,904      $ 16,486,395
                Net realized gain (loss) from investment transactions ......    1,438,854            66,607
                Net unrealized appreciation (depreciation) on investment
                  transactions during the period ...........................   13,722,609           213,202
                                                                             ----------------  ---------------
                Net increase (decrease) in net assets resulting from
                  operations ...............................................   32,625,367        16,766,204
                                                                             ----------------  ---------------
                Distributions to shareholders from net investment income ...  (17,463,904)      (16,486,395)
                                                                             ----------------  ---------------
                Fund share transactions:
                Proceeds from shares sold ..................................   80,795,273        61,413,587
                Net asset value of shares issued to shareholders in
                  reinvestment of distributions ............................   10,415,340         9,637,952
                Cost of shares redeemed ....................................  (62,308,419)      (55,774,105)
                                                                             ----------------  ---------------
                Net increase (decrease) in net assets from Fund share
                  transactions .............................................   28,902,194        15,277,434
                                                                             ----------------  ---------------
                Increase (decrease) in net assets ..........................   44,063,657        15,557,243
                Net assets at beginning of period ..........................  329,842,169       314,284,926
                                                                             ----------------  ---------------
                Net assets at end of period ................................ $373,905,826      $329,842,169
                                                                             ----------------  ---------------
 Other Information
 ---------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period ..................   24,047,228        22,942,284
                                                                             ----------------  ---------------
                Shares sold ................................................    5,700,172         4,465,949
                Shares issued to shareholders in reinvestment of
                  distributions ............................................      735,264           700,390
                Shares redeemed ............................................   (4,407,093)       (4,061,395)
                                                                             ----------------  ---------------
                Net increase (decrease) in Fund shares .....................    2,028,343         1,104,944
                                                                             ----------------  ---------------
                Shares outstanding at end of period ........................   26,075,571        24,047,228
                                                                             ----------------  ---------------

    The accompanying notes are an integral part of the financial statements.


                    18 - Scudder Massachusetts Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


                                                      Years Ended March 31,
                                        1998       1997       1996      1995        1994

---------------------------------------------------------------------------------------------
Net asset value, beginning of         ---------------------------------------------------
   period .........................   $ 13.72    $ 13.70    $ 13.33    $ 13.16    $ 13.61
                                      ---------------------------------------------------
Income from investment operations:
Net investment income .............       .70        .70        .72        .74        .81
Net realized and unrealized gain
   (loss) on investment
   transactions ...................       .62        .02        .37        .18       (.33)
                                      ---------------------------------------------------
Total from investment operations ..      1.32        .72       1.09        .92        .48
                                      ---------------------------------------------------
Less distributions:
From net investment income ........      (.70)      (.70)      (.72)      (.74)      (.81)
From net realized gains on
   investment transactions ........        --         --         --         --       (.08)
In excess of net realized gains ...        --         --         --       (.01)      (.04)
                                      ---------------------------------------------------
Total distributions ...............      (.70)      (.70)      (.72)      (.75)      (.93)
                                      ---------------------------------------------------
Net asset value, end of               ---------------------------------------------------
   period .........................   $ 14.34    $ 13.72    $ 13.70    $ 13.33    $ 13.16
-----------------------------------------------------------------------------------------
Total Return (%) (b) ..............      9.82       5.39       8.28       7.37       3.37
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ...................       374        330        314        296        332
Ratio of operating expenses, net to
   average daily net assets (%) ...       .76        .76        .75        .47        .07
Ratio of operating expenses before
   expense reductions, to average
   daily net assets (%) ...........       .76        .76        .76        .77        .77
Ratio of net investment income to
   average daily  net assets (%) ..      4.97       5.12       5.23       5.73       5.80
Portfolio turnover rate (%) .......       8.4       11.5       20.9       10.2       17.0

                                                      Years Ended March 31,
                                        1993       1992       1991       1990       1989
---------------------------------------------------------------------------------------------
Net asset value, beginning of         ----------------------------------------------------
   period .........................   $ 12.81    $ 12.44    $ 12.25    $ 12.23     $ 12.28
                                      ----------------------------------------------------
Income from investment operations:
Net investment income .............       .84        .81        .83        .82         .81
Net realized and unrealized gain
   (loss) on investment
   transactions ...................       .96        .46        .19        .13         .22
                                      ----------------------------------------------------
Total from investment operations ..      1.80       1.27       1.02        .95        1.03
                                      ----------------------------------------------------
Less distributions:
From net investment income ........      (.84)      (.81)      (.83)      (.82)       (.88)
From net realized gains on
   investment transactions ........      (.16)      (.09)        --       (.11)(a)    (.20)
In excess of net realized gains ...        --         --         --         --          --
                                      ----------------------------------------------------
Total distributions ...............     (1.00)      (.90)      (.83)      (.93)      (1.08)
                                      ----------------------------------------------------
Net asset value, end of               ----------------------------------------------------
   period .........................   $ 13.61    $ 12.81    $ 12.44    $ 12.25     $ 12.23
------------------------------------------------------------------------------------------
Total Return (%) (b) ..............     14.59      10.46       8.60       7.89        9.50
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) ...................       267        120         67         46          31
Ratio of operating expenses, net to
   average daily net assets (%) ...        --        .48        .60        .60         .51
Ratio of operating expenses before
   expense reductions, to average
   daily net assets (%) ...........       .83        .93       1.05       1.16        1.20
Ratio of net investment income to
   average daily  net assets (%) ..      6.36       6.38       6.72       6.60        7.23
Portfolio turnover rate (%) .......      29.6       23.2       27.1       45.5       110.5

(a) Includes $.01 per share distributions in excess of realized gains pursuant to Internal Revenue Code Section 4982.

(b) Total returns would have been lower had certain expenses not been reduced through March 31, 1996.


                    19 - Scudder Massachusetts Tax Free Fund

                         Notes to Financial Statements

                   A. Significant Accounting Policies

Scudder Massachusetts Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than money market securities are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date).

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

At March 31, 1998, the Fund had a net tax basis capital loss carryforward of approximately $66,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2005, the expiration date.


                    20 - Scudder Massachusetts Tax Free Fund

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures contracts. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

During the year ended March 31, 1998, purchases and sales of municipal securities (excluding short-term investments) aggregated $60,276,400 and $29,046,068, respectively.

The aggregate face value of future contracts closed during the year ended March 31, 1998 was $3,396,773.

                               C. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Trustees and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. For the year ended March 31, 1998, the fees pursuant to these agreements amounted to $2,110,713, of which $186,239 was unpaid at March 31, 1998.


                    21 - Scudder Massachusetts Tax Free Fund

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended March 31, 1998, the amount charged to the Fund by SSC aggregated $194,865, of which $16,255 was unpaid at March 31, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended March 31, 1998, the amount charged to the Fund by SFAC aggregated $63,206, of which $5,531 was unpaid at March 31, 1998.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended March 31, 1998, Trustees' fees and expenses charged to the Fund aggregated $24,368.


                    22 - Scudder Massachusetts Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder Massachusetts Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Massachusetts Tax Free Fund, including the investment portfolio, as of March 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Massachusetts Tax Free Fund as of March 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P
May 4, 1998


                    23 - Scudder Massachusetts Tax Free Fund

                                Tax Information

Of the dividends paid by the Fund from net investment income for the year ended March 31, 1998, 100% constituted exempt interest dividends for regular federal income tax and Massachusetts personal income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                    24 - Scudder Massachusetts Tax Free Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Massachusetts Tax Free Fund (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

         For           Against         Abstain         Broker Non-Votes*
         ---           -------         -------         -----------------

      17,061,825       645,121         506,611                 0

2.    To elect Trustees.

                                                 Number of Votes:
                                                 ----------------

                   Trustee                For                      Withheld
                   -------                ---                      --------

      Henry P. Becton, Jr.             17,581,462                  632,095

      Dawn-Marie Driscoll              17,623,454                  590,104

      Peter B. Freeman                 17,589,052                  624,506

      George M. Lovejoy, Jr.           17,611,240                  602,318

      Wesley W. Marple, Jr.            17,620,566                  592,992

      Daniel Pierce                    17,602,883                  610,675

      Kathryn L. Quirk                 17,598,178                  615,380

      Jean C. Tempel                   17,628,187                  585,371

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

         For            Against        Abstain         Broker Non-Votes*
         ---            -------        -------         -----------------

      15,370,943       1,093,227       883,130              866,257

                    25 - Scudder Massachusetts Tax Free Fund

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For           Against         Abstain         Broker Non-Votes*
         ---           -------         -------         -----------------

      15,873,763       809,014         880,687              766,530

5. To approve the revision of certain fundamental investment policies.


                                                                      Number of Votes:
                                                                      ----------------
                                                                                                     Broker
             Fundamental Policies                 For             Against          Abstain         Non-Votes*
             --------------------                 ---             -------          -------         ----------

         5.1   Diversification                 15,671,815         777,498          897,987           866,257
         5.2   Borrowing                       15,614,909         830,202          902,188           866,257
         5.3   Senior securities               15,654,296         791,276          901,728           866,257
         5.4   Concentration                   15,651,955         793,617          901,728           866,257
         5.5   Loans                           15,649,449         796,123          901,728           866,257
         5.6   Underwriting of securities      15,665,478         780,094          901,728           866,257
         5.7   Investment in real estate       15,643,074         802,498          901,728           866,257
         5.8   Purchase of physical            15,648,938         800,375          897,987           866,257
               commodities
         5.9   Investment in Massachusetts     15,677,580         768,216          901,504           866,257
               municipal securities
         5.10  Tax diversification             15,678,257         763,798          905,245           866,257

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

             For                      Against                    Abstain
             ---                      -------                    -------

          17,319,602                  383,796                    510,159

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                    26 - Scudder Massachusetts Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.



                    27 - Scudder Massachusetts Tax Free Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow;
President, Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Professor of Business
Administration, Northeastern
University, College of Business
Administration

Kathryn L. Quirk*
Trustee; Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.

                    28 - Scudder Massachusetts Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                    29 - Scudder Massachusetts Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                    30 - Scudder Massachusetts Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                    31 - Scudder Massachusetts Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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